OCTOBER 26, 2017 Earnings Summary Third Quarter 2017

2 SAFE HARBOR This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; our performance relative to our markets; market and technology trends; the development of new products and the success of their introductions; Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; our ability to execute on our strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; our concentrated customer base; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; our dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages and price increases; changes in government regulations of the countries in which we operate; fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed on February 17, 2017, and in our other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Adjusted Operating Income,” “Adjusted Operating Income Margin” and “Non-GAAP Earnings per Share” that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation.

3 3Q17 AND YEAR-TO-DATE HIGHLIGHTS ◦ 3Q17 sales grew 16% from a year ago and 5% sequentially, reflecting strong performance of both our new products and legacy offerings; ◦ Specialty Chemicals and Engineered Materials sales grew 19% from a year ago to a record level ◦ Microcontamination Control sales grew 23% from a year ago, achieving 6th consecutive record quarter ◦ Advanced Materials Handling sales grew 8% ◦ Achieved quarterly GAAP EPS of $0.28, and non-GAAP EPS of $0.40, which grew 87% and 67%, respectively, from the prior year; ◦ Generated record quarterly adjusted EBITDA of $96 million, or 28% of revenue; ◦ Grew sales year-to-date 14% to $992 million; ◦ Increased year-to-date GAAP EPS of $0.79 by 58% and non-GAAP EPS of $1.02 by 48% from same period in 2016; ◦ Took steps to further realign our AMH business and expand its future profitability; and ◦ Expanded our capital allocation strategy to include a quarterly dividend, while continuing to pay down our term loan and make modest share repurchases

$ in millions, except per share data 3Q17 3Q17 Guidance 2Q17 3Q16 3Q17 over 3Q16 3Q17 over 2Q17 Net Revenue $345.6 $325 to $340 $329.0 $296.7 16.5% 5.0% Gross Margin 45.0% 45.7% 41.5% Operating Expenses $94.8 $90 to $92 $91.2 $88.3 7.4% 3.9% Operating Income $60.7 $59.1 $34.7 74.9% 2.7% Operating Margin 17.6% 18.0% 11.7% Tax Rate 18.4% 21.6% 15.2% Net Income $40.9 $36 to $43 $40.0 $21.9 86.8% 2.3% EPS $0.28 $0.25 to $0.30 $0.28 $0.15 86.7% 0% 4 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP)

$ in millions, except per share data 3Q17 3Q17 Guidance 2Q17 3Q16 3Q17 over 3Q16 3Q17 over 2Q17 Net Revenue $345.6 $325 to $340 $329.0 $296.7 16.5% 5.0% Adjusted Gross Margin2 46.2% 46.3% 43.6% Non-GAAP Operating Expenses3 $78.4 $79 to $81 $78.4 $75.4 4.0% 0% Adjusted Operating Income $81.1 $73.8 $53.9 50.5% 9.9% Adjusted Operating Margin 23.5% 22.4% 18.2% Non-GAAP Tax Rate4 22.3% 25.6% 23.2% Non-GAAP Net Income5 $57.0 $43 to $50 $48.9 $34.6 64.7% 16.6% Non-GAAP EPS $0.40 $0.30 to $0.35 $0.34 $0.24 66.7% 17.6% 5 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted gross margin excludes certain impairment of equipment and severance charges. 3. Non-GAAP Operating Expenses exclude amortization expense, severance charges and impairment of equipment and intangibles. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, severance charges and impairment of assets. SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP)1

$ in millions, except per share data Nine Months Ended September 30, 2017 Nine Months Ended October 1, 2016 Year-over-Year Net Revenue $992.0 $866.8 14.4% Gross Margin 44.9% 43.5% Operating Expenses $274.6 $266.3 3.1% Operating Income $170.7 $110.6 54.3% Operating Margin 17.2% 12.8% Tax Rate 20.6% 16.8% Net Income $113.4 $71.0 59.7% EPS $0.79 $0.50 58.0% 6 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP) – YEAR TO DATE

$ in millions, except per share data Nine Months Ended September 30, 2017 Nine Months Ended October 1, 2016 Year-over-Year Net Revenue $992.0 $866.8 14.4% Gross Margin 45.5% 44.2% Operating Expenses $234.6 $231.0 1.6% Operating Income $216.8 $152.2 42.4% Operating Margin 21.9% 17.6% Tax Rate 23.5% 22.3% Net Income $146.6 $98.6 48.7% EPS $1.02 $0.69 47.8% 7 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP) – YEAR TO DATE

8 1. Represents diluted earnings per share. See Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share in the appendix of this presentation. EARNINGS PER SHARE1 $0.15 $0.28 $0.24 $0.40 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 3Q16 3Q17 EPS: 3Q17 vs. 3Q16 GAAP Non-GAAP $0.63 $0.97 $0.90 $1.26 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 3Q16 3Q17 EPS: Trailing 4 Quarters GAAP Non-GAAP

RESULTS BY SEGMENT1 9 1. Adjusted segment operating margin excludes amortization of intangibles and unallocated expenses. 2. Segment profit for SCEM for 3Q16 and 3Q17 includes a charge for severance of $699K and $14K, respectively. 3. Segment profit for MC for 3Q16 and Q317 includes a charge for severance of $737K and $196K, respectively. Segment profit for MC for 2Q17 includes charges for impairment of equipment and severance of $884K and $559K, respectively. 4. Segment profit for AMH for 3Q16 includes charges for impairment of equipment and severance totaling $6,795K. Segment profit for AMH for 2Q17 includes charges for impairment of equipment of $2,286K. Segment profit for AMH for 3Q17 includes charges for impairment of equipment and severance totaling $5,221K 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 3Q16 4Q16 1Q17 2Q17 3Q17 Specialty Chemicals and Engineered Materials Segment2 Sales Adj. Op. margin 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 3Q16 4Q16 1Q17 2Q17 3Q17 Microcontamination Control Segment3 Sales Adj. Op. margin 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 3Q16 4Q16 1Q17 2Q17 3Q17 Advanced Materials Handling Segment4 Sales Adj. Op. margin $ in millions

REVENUE BY GEOGRAPHY: STRONG GROWTH IN ASIA AND EUROPE 10 N. America Asia Japan Europe YTD17 Revenue by Geography YTD Revenue = $992.0 million 11% 19% 2% 13% N. America Asia Japan Europe 0% 5% 10% 15% 20% 25% YTD17 vs. YTD16 Growth Rate $89.0M $571.0M $212.1M $119.9M

$ in millions 3Q17 2Q17 3Q16 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $435.2 24.8% $405.6 23.5% $411.8 24.0% Accounts Receivable, net $183.4 10.4% $171.1 9.9% $167.6 9.8% Inventories $193.3 11.0% $194.2 11.2% $186.0 10.9% Net PP&E $346.7 19.7% $341.1 19.7% $315.5 18.4% Total Assets $1,757.7 $1,727.4 $1,713.6 Current Liabilities1 $269.9 15.4% $251.0 14.5% $237.7 13.9% Long-term debt, excluding current maturities $411.5 23.4% $435.9 25.2% $508.8 29.7% Total Liabilities $739.4 42.1% $745.1 43.1% $816.4 47.6% Total Shareholders’ Equity $1,018.4 57.9% $982.3 56.9% $897.2 52.4% AR - DSOs 48.4 47.5 51.5 Inventory Turns 3.9 3.7 3.8 11 1. Current Liabilities in 3Q17, 2Q17 and 3Q16 includes $100 million of current maturities of long term debt, respectively. SUMMARY – BALANCE SHEET ITEMS

12 1. See Reconciliation of GAAP Income to Adjusted Operating Income and Adjusted EBITDA in the appendix of this presentation. ADJUSTED EBITDA MARGIN1 $245 $33021.6% 25.4% 0 50 100 150 200 250 300 350 TTM -3Q16 TTM-3Q17 Adjusted EBITDA TTM Adj. EBITDA in $M Adj. EBITDA as % of Sales $68 $70 $76 $88 $96 22.8% 22.7% 23.9% 26.8% 27.7% 0 40 80 3Q16 4Q16 1Q17 2Q17 3Q17 Adjusted EBITDA and EBITDA Margin Adj. EBITDA in $M Adj. EBITDA as % of Sales

$ in millions 3Q17 2Q17 3Q16 Beginning Cash Balance $405.6 $391.2 $373.7 Cash from operating activities $89.0 $85.2 $71.9 Capital expenditures ($25.4) ($20.3) ($13.1) Acquisition of business - ($20.0) - Payments on long-term debt ($25.0) ($25.0) ($25.0) Repurchase and retirement of common stock ($10.0) ($4.0) - Other investing activities $0.9 - $0.1 Other financing activities $0.5 $0.2 ($0.2) Effect of exchange rates ($0.4) ($1.7) $4.3 Ending Cash Balance $435.2 $405.6 $411.8 Free Cash Flow1 $63.6 $64.9 $58.8 Adjusted EBITDA $95.9 $88.2 $67.7 CASH FLOWS 13 1. Free cash flow equals cash from operations less capital expenditures.

OUTLOOK 14 1. Non-GAAP operating expenses exclude amortization. In 4Q17, amortization is estimated to be approximately $11 million, or $0.05 per share. $ in millions, except per share data 4Q17 Guidance 3Q17 Actual 4Q16 Actual Net Revenue $335 to $345 $345.6 $308.5 Operating Expenses $90 to $92 $94.8 $86.9 Net Income $43 to $50 $40.9 $26.1 EPS $0.30 to $0.35 $0.28 $0.18 $ in millions, except per share data 4Q17 Guidance 3Q17 Actual 4Q16 Actual Net Revenue $335 to $345 $345.6 $308.5 Non-GAAP Operating Expenses1 $79 to $81 $78.4 $76.0 Non-GAAP Net Income $50 to $57 $57.0 $34.3 Non-GAAP EPS $0.35 to $0.40 $0.40 $0.24 Non-GAAP GAAP

Entegris®, the Entegris Rings Design™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved. 15

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT 16 Three months ended Nine months ended September 30, 2017 October 1, 2016 July 1, 2017 September 30, 2017 October 1, 2016 Net Sales $345,591 $296,692 $329,002 $991,970 $866,768 Gross profit-GAAP $155,407 $122,980 $150,303 $445,306 $376,891 Adjustments to gross profit: Severance related to organizational realignment 740 431 - 740 431 Impairment of equipment 3,364 5,826 1,966 5,330 5,826 Adjusted gross profit $159,511 129,237 $152,269 451,376 $383,148 Gross margin - as a % of net sales 45.0% 41.5% 45.7% 44.9% 43.5% Adjusted gross margin - as a % of net sales 46.2% 43.6% 46.3% 45.5% 44.2% $ in thousands

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP SEGMENT PROFIT TO ADJUSTED OPERATING INCOME

$ in thousands	Three months ended			Nine months ended	
Segment profit-GAAP	September 30, 2017	October 1, 2016	July 1, 2017	September 30, 2017	October 1, 2016
Specialty Chemicals and Engineered Materials	$34,647	$18,811	$34,174	$96,961	$70,141
Microcontamination Control	43,984	31,617	36,484	116,049	78,323
Advanced Materials Handling	16,882	15,378	19,573	54,731	56,808
Total segment profit	95,513	65,806	90,231	267,741	205,272
Amortization of intangible assets	11,051	10,974	11,007	33,003	33,325
Unallocated expenses	23,807	20,160	20,134	64,073	61,316
Total operating income	$60,655	$34,672	$59,090	$170,665	$110,631

	Three months ended			Nine months ended	
Adjusted segment profit	September 30, 2017	October 1, 2016	July 1, 2017	September 30, 2017	October 1, 2016
Specialty Chemicals and Engineered Materials[1]	$34,661	$19,510	$34,174	$96,975	$70,840
Microcontamination Control[2]	44,180	32,354	37,927	117,688	79,060
Advanced Materials Handling[3]	22,103	22,173	21,859	62,238	63,603
Total segment profit	100,944	74,037	93,960	276,901	213,503
Amortization of intangible assets[4]	-	-	-	-	-
Unallocated expenses[5]	19,867	20,160	20,134	60,133	61,316
Total adjusted operating income	$81,077	$53,877	$73,826	$216,768	$152,187

1. Adjusted segment profit for SCEM for the three months and nine months ended October 1, 2016 excludes charges for severance related to organizational realignment of $699K. Adjusted segment profit for SCEM for the three months and nine months ended September 30, 2017 excludes charges for severance related to organizational realignment of $14K.
2. Adjusted segment profit for MC excludes charges for impairment of equipment and severance related to organizational realignment of $196K, $737K, and $1,443K for the three months ended September 30, 2017, October 1, 2016, and July 1, 2017, respectively. Adjusted segment profit for MC excludes impairment of equipment and charges for severance related to organizational realignment of $1,639K and $737K for the nine months ended September 30, 2017 and October 1, 2016, respectively.
3. Adjusted segment profit for AMH excludes charges for impairment of equipment and severance related to organizational realignment of $5,221K, $6,795K and $2,286K for the three months ended September 30, 2017, October 1, 2016, and July 1, 2017, respectively. Adjusted segment profit for AMH excludes charges for impairment of equipment and severance related to organizational realignment of $7,507 and $6,795 for the nine months ended September 30, 2017 and October 1, 2016, respectively.
4. Adjusted amortization of intangible assets excludes amortization expense of $11,051K, $10,974K, and $11,007K for the three months ended September 30, 2017, October 1, 2016, and July 1, 2017, respectively, and $33,003K and $33,325K for the nine months ended September 30, 2017 and October 1, 2016, respectively.
5. Adjusted unallocated expenses excludes charges for impairment of intangibles and severance related to organizational realignment of $3,940K for the three months and nine months ended September 30, 2017.

17 Entegris

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA

$ in thousands	Three months ended			Nine months ended	
	September 30, 2017	October 1, 2016	July 1, 2017	September 30, 2017	October 1, 2016
Net sales	$345,591	$296,692	$329,002	$991,970	$866,768
Net income	$40,902	$21,947	$39,991	$113,407	$71,049
Adjustments to net income:					
Income tax expense	9,248	3,945	11,042	29,401	14,331
Interest expense, net	7,599	9,345	8,103	24,095	27,545
Other expense (income), net	2,906	(565)	(46)	3,762	(2,294)
GAAP - Operating income	60,655	34,672	59,090	170,665	110,631
Severance	2,141	2,405	559	2,700	2,405
Impairment of equipment and intangibles[1]	7,230	5,826	3,170	10,400	5,826
Amortization of intangible assets	11,051	10,974	11,007	33,003	33,325
Adjusted operating income	81,077	53,877	73,826	216,768	152,187
Depreciation	14,785	13,795	14,411	43,173	41,320
Adjusted EBITDA	$95,862	$67,672	$88,237	$259,941	$193,507
Adjusted operating margin	23.5%	18.2%	22.4%	21.9%	17.6%
Adjusted EBITDA - as a % of net sales	27.7%	22.8%	26.8%	26.2%	22.3%

1. Includes product line impairment charges of $3,364K, $5,826K and $1,966K classified as cost of sales for the three months ended September 30, 2017, October 1, 2016 and July 1, 2017, respectively. Includes product line impairment charges of $5,330K and $5,826K classified as cost of sales for the nine months ended September 30, 2017 and October 1, 2016, respectively.

Includes Jetalon intangible impairment charge of $3,866K classified as selling general and administrative expense for both the three and nine months ended September 30, 2017.

Includes product line impairment charge of $320K classified as selling general and administrative expense for both the three months ended July 1, 2017 and the nine months ended September 30, 2017.

Includes product line impairment charge of $884K classified as engineering, research and development expense for both the three months ended July 1, 2017 and the nine months ended September 30, 2017.

18 Entegris

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO NON-GAAP EARNINGS PER SHARE 19 Three months ended Nine months ended September 30, 2017 October 1, 2016 July 1, 2017 September 30, 2017 October 1, 2016 GAAP net income $40,902 $21,947 $39,991 $113,407 $71,049 Adjustments to net income: Severance 2,141 2,405 559 2,700 2,405 Impairment of equipment and intangibles1 10,030 5,826 3,170 13,200 5,826 Gain on sale of equity investment - - - - (156) Amortization of intangible assets 11,051 10,974 11,007 33,003 33,325 Tax effect of adjustments to net income and discrete items (7,135) (6,505) (5,821) (15,661) (13,895) Non-GAAP net income $56,989 $34,647 $48,906 $146,649 $98,554 Diluted earnings per common share $0.28 $0.15 $0.28 $0.79 $0.50 Effect of adjustments to net income $0.11 $0.09 $0.06 $0.23 $0.19 Diluted non-GAAP earnings per common share $0.40 $0.24 $0.34 $1.02 $0.69 $ in thousands, except per share data 1. Includes product line impairment charges of $3,364K, $5,826K and $1,966K classified as cost of sales for the three months ended September 30, 2017, October 1, 2016 and July 1, 2017, respectively. Includes product line impairment charges of $5,330K and $5,826K classified as cost of sales for the nine months ended September 30, 2017 and October 1, 2016, respectively. Includes Jetalon intangible impairment charge of $3,866K classified as selling general and administrative expense for both the three and nine months ended September 30, 2017. Includes product line impairment charge of $320K classified as selling general and administrative expense for both the three months ended July 1, 2017 and the nine months ended September 30, 2017. Includes product line impairment charge of $884K classified as engineering, research and development expense for both the three months ended July 1, 2017 and the nine months ended September 30, 2017. Includes product line impairment charge of $2,800K classified as other expense for both the three and nine months ended September 30, 2017.

GAAP SEGMENT TREND DATA

$ in thousands	Q115	Q215	Q315	Q415	Q116	Q216	Q316	Q416	Q117	Q217	Q317
Sales											
SCEM	$ 99,897	$ 110,569	$ 105,285	$ 103,127	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174	$ 124,522
MC	75,947	79,293	78,485	82,092	77,619	91,584	94,738	98,717	100,055	104,407	116,113
AMH	87,529	90,847	86,483	81,567	88,298	99,686	97,460	98,840	102,887	103,421	104,956
Total Sales	$ 263,373	$ 280,709	$ 270,253	$ 266,786	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002	$ 345,591
Segment Profit											
SCEM	$ 22,010	$ 30,826	$ 23,316	$ 24,218	$ 22,416	$ 28,914	$ 18,811	$ 25,919	$ 28,140	$ 34,174	$ 34,647
MC	19,874	20,605	21,926	20,671	18,140	28,566	31,617	31,719	35,581	36,484	43,984
AMH	19,679	20,860	15,786	10,094	18,911	22,519	15,378	16,644	18,276	19,573	16,882
Total Segment Profit	$ 61,563	$ 72,291	$ 61,028	$ 54,983	$ 59,467	$ 79,999	$ 65,806	$ 74,282	$ 81,997	$ 90,231	$ 95,513
Segment Profit Margin											
SCEM	22.0%	27.9%	22.1%	23.5%	22.2%	25.9%	18.0%	23.4%	24.6%	28.2%	27.8%
MC	26.2%	26.0%	27.9%	25.2%	23.4%	31.2%	33.4%	32.1%	35.6%	34.9%	37.9%
AMH	22.5%	23.0%	18.3%	12.4%	21.4%	22.6%	15.8%	16.8%	17.8%	18.9%	16.1%

20 Entegris

NON-GAAP SEGMENT TREND DATA

$ in thousands	Q115	Q215	Q315	Q415	Q116	Q216	Q316	Q416	Q117	Q217	Q317
Sales											
SCEM	$ 99,897	$ 110,569	$ 105,285	$ 103,127	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174	$ 124,522
MC	75,947	79,293	78,485	82,092	77,619	91,584	94,738	98,717	100,055	104,407	116,113
AMH	87,529	90,847	86,483	81,567	88,298	99,686	97,460	98,840	102,887	103,421	104,956
Total Sales	$ 263,373	$ 280,709	$ 270,253	$ 266,786	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002	$ 345,591
Adjusted Segment Profit											
SCEM[1]	$ 22,010	$ 30,826	$ 23,316	$ 24,218	$ 22,416	$ 28,914	$ 19,510	$ 25,919	$ 28,140	$ 34,174	$ 34,661
MC[2]	19,874	20,605	21,926	20,671	18,140	28,566	32,354	31,719	35,581	37,927	44,180
AMH[3]	19,679	20,860	15,786	10,094	18,911	22,519	22,173	16,644	18,276	21,859	22,103
Total Adj. Segment Profit	$ 61,563	$ 72,291	$ 61,028	$ 54,983	$ 59,467	$ 79,999	$ 74,037	$ 74,282	$ 81,997	$ 93,960	$ 100,944
Adjusted Segment Profit Margin											
SCEM	22.0%	27.9%	22.1%	23.5%	22.2%	25.9%	18.7%	23.4%	24.6%	28.2%	27.8%
MC	26.2%	26.0%	27.9%	25.2%	23.4%	31.2%	34.2%	32.1%	35.6%	36.3%	38.0%
AMH	22.5%	23.0%	18.3%	12.4%	21.4%	22.6%	22.8%	16.8%	17.8%	21.1%	21.1%

1. Adjusted segment profit for SCEM for Q316 excludes charges for severance of $699K. Adjusted segment profit for SCEM for Q317 excludes charges for severance of $14K.
2. Adjusted segment profit for MC for Q316 excludes charges for severance of $737K. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance of $884K and $559K, respectively. Adjusted segment profit for MC for Q317 excludes charges for severance of $196K.
3. Adjusted segment profit for AMH for Q316 excludes charges for impairment of equipment and severance related to organizational realignment of $5,826K and $969K, respectively. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286K. Adjusted segment profit for AMH for Q317 excludes charges for impairment of equipment and severance related to organizational realignment of $3,364K and $1,857K, respectively.

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Entegris